Exhibit 32.2

  CERTIFICATION  OF THE CHIEF FINANCIAL OFFICER OF GREAT CHINA MANIA HOLDINGS, INC. PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
§   906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Great China Mania Holdings, Inc. (the "Company") on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of2002, that, to   the best of the undersigned's knowledge:

1)   The Report  fully  complies  with  the  requirements  of  Section 13(a) or  15(d) of  the  Securities Exchange Act ofl934;  and

2)   The information  contained  in the Report  fairly presents,  in  all  material  respects,  the financial condition and results of operations of the Company.

Signed on this April 11, 2014

/s/ KwongKwan Yin. Roy
Kwong Kwan Yin,
Roy Chief Financial Officer